UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 23, 2023

OCEANFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
110 West Front Street, Red Bank, New Jersey 07701
(Address of principal executive offices, including zip code)
(732)240-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange in which registered
Common stock, $0.01 par value per share	OCFC	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 7.0% Series A Non-Cumulative, perpetual preferred stock)	OCFCP	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant’s 2023 Annual Meeting was held on May 23, 2023 (the “Annual Meeting”). A total of 52,416,382 shares were present or represented by proxy at the Annual Meeting. The matters considered and voted on by the Registrant’s stockholders at the Annual Meeting and the votes of the stockholders were as follows:

Matter 1. The election of twelve directors, each for a one-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Anthony R. Coscia	40,635,932	6,093,814	5,686,636
Michael D. Devlin	45,575,280	1,154,466	5,686,636
Jack M. Farris	45,570,447	1,159,299	5,686,636
Kimberly M. Guadagno	45,655,990	1,073,756	5,686,636
Nicos Katsoulis	45,491,228	1,238,518	5,686,636
Joseph J. Lebel III	44,869,238	1,860,508	5,686,636
Christopher D. Maher	45,069,485	1,660,261	5,686,636
Joseph M. Murphy, Jr.	45,636,880	1,092,866	5,686,636
Steven M. Scopellite	45,867,359	862,387	5,686,636
Grace C. Torres	44,489,552	2,240,194	5,686,636
Patricia L. Turner	45,868,270	861,476	5,686,636
John E. Walsh	43,898,790	2,830,956	5,686,636

Matter 2. An advisory (non-binding) vote to approve the compensation paid to the Registrant’s named executive officers.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
44,229,852	1,904,382	595,512	5,686,636

Matter 3. The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Registrant for the fiscal year ending December 31, 2023.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
52,147,317	181,697	87,368	—

Matter 4. An advisory (non-binding) vote on the frequency of stockholder voting on executive compensation.

Shares Voted For One Year	Shares Voted For Two Years	Shares Voted For Three Years	Shares Voted Abstain	Broker Non-Votes
42,675,997	310,948	3,603,159	139,642	5,686,636

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

Dated:	May 25, 2023	/s/ Patrick S. Barrett
Patrick S. Barrett
Executive Vice President and Chief Financial Officer